UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 23, 2003

RAINBOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization	0-16641 (Commission File Number	953745398 I.R.S. Employer Identification No.)

50 Technology Drive, Irvine, California (Address of Principal Executive Offices)	92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 450-7300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

Exhibit 99	Press Release dated April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On April 23, 2003, Rainbow Technologies, Inc., issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINBOW TECHNOLOGIES, INC.

Date: April 23, 2003	By:	/s/ Walter W. Straub Walter W. Straub, President and Chief Executive Officer

Exhibit Index

Exhibit 99	Press Release dated April 23, 2003